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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)   August 31, 2001
                                             ---------------


                   INTERNATIONAL MICROCOMPUTER  SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)


        CALIFORNIA                        0-15949                       94-2862863
----------------------------      -----------------------    ---------------------------------
(State or other jurisdiction       (Commission File No.)     (IRS Employer Identification No.)
     of incorporation)

              75 ROWLAND WAY, NOVATO, CA                             94945
------------------------------------------------------------     -------------
        (Address of Principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (415) 878-4000


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 1. Changes in Control of Registrant.

Registrant incorporates by reference the press release attached as Exhibit 1 and the Agreement and Plan of Merger, dated as of August 31, 2001 between Registrant and Digital Creative Development Corporation attached as Exhibit 2.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.


                                    By:  /s/ Paul Jakab
DATE: September 14, 2001                _________________________________
                                           Paul Jakab, COO